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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported) AUGUST 12, 2002


                            REGAL ENTERTAINMENT GROUP
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               (Exact Name of Registrant as Specified in Charter)


          DELAWARE                     001-31315                  02-0556934
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(State or Other Jurisdiction          (Commission               (IRS Employer
    of Incorporation)                 File Number)           Identification No.)



9110 EAST NICHOLS AVENUE, SUITE 200, CENTENNIAL, CO                        80112
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(Address of Principal Executive Offices)                              (Zip Code)


        Registrant's telephone number, including area code 303-792-3600


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 9. REGULATION FD DISCLOSURE.

     On August 12, 2002, in connection with the filing of the Form 10-Q of Regal Entertainment Group (the "Company") for the quarter ended June 27, 2002 (the "Report"), Michael L. Campbell, Co-Chief Executive Officer, Kurt C. Hall, Co-Chief Executive Officer, and Amy E. Miles, Chief Financial Officer of the Company, each certified, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to such officer's knowledge:

     (a) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (b) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


LIMITATION OF INCORPORATION BY REFERENCE

     In accordance with the general instruction B.2 of Form 8-K, the information in this report is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        REGAL ENTERTAINMENT GROUP


Date: August 12, 2002                   By: /s/ Amy E. Miles
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                                        Name:  Amy E. Miles
                                        Title: Chief Financial Officer